UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

The Management Network Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27617 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Definitive Material Agreement

Investment Agreement

On February 25, 2014, The Management Network Group, Inc. (the "Company") entered into an Investment Agreement with Elutions, Inc. ("Elutions"), a provider of operational business intelligence solutions. Under the Investment Agreement, the Company will issue and sell and Elutions will acquire shares of the Company's Common Stock ("Common Stock"), the Company will issue stock purchase warrants to Elutions, and a subsidiary of Elutions will loan funds to a subsidiary of the Company.

The Investment Agreement is part of a proposed strategic relationship between the parties, pursuant to which the parties intend to work together to market, sell and implement certain products, solutions and services developed by Elutions. As part of the strategic relationship, the parties intend to implement the relationship through client agreements, bilateral agreements and commercial framework documents entered into or taking effect at closing and from time to time thereafter in the ordinary course of business outlining the terms of the parties' commercial relationship with respect to business development and providing products, solutions and services to clients. In the strategic relationship, the Company will work with Elutions with respect to the marketing, sale, installation and implementation of Elutions' "Maestro" products, solutions and services currently developed or developed in the future, including, smart building, data center infrastructure management, maestro asset management and other products, solutions or services which enable the monitoring, analysis and control automation of assets and systems with the purpose of reducing energy consumption and other operational expenses.

Pursuant to the Investment Agreement, at the closing of the transactions (the "Closing"), (a) the Company will issue and sell 609,756 shares of Common Stock to Elutions at a price of $3.28 per share, for an aggregate purchase price of $2,000,000, (b) the Company's subsidiary, Cartesian Limited, will issue a non-convertible promissory note (the "Note") payable to a subsidiary of Elutions ("Elutions – Europe") in an aggregate original principal amount of US$3,268,664, payable in equivalent Great Britain Pounds Sterling, and the Company will issue to Elutions a Common Stock Purchase Warrant (Tracking) related to the Note to purchase 996,544 shares of Common Stock of the Company for $3.28 per share (the "Tracking Warrant"), and (c) the Company will issue to Elutions a Common Stock Purchase Warrant (Commercial Incentive) pursuant to which Elutions can earn the right to purchase up to 3,400,000 shares of Common Stock of the Company at prices ranging from $3.85 per share to $4.85 per share based on the Company's financial results related to certain customer contracts obtained jointly by the Company and Elutions ("Incentive Warrant"). The Incentive Warrant and the Tracking Warrant are referred to collectively below as the "Warrants".

The following provisions of the Investment Agreement and exhibits are subject to the Company obtaining stockholder approval of these provisions in accordance with the rules of the Nasdaq Stock Market, LLC ("Nasdaq"), to the extent required by Nasdaq rules: (i) exercise of the Incentive Warrant, (ii) the effectiveness of the economic anti-dilution provisions in the Warrants and (iii) the right of Elutions to purchase additional securities of the Company, in connection with future issuances by the Company, pursuant to purchase rights in the Warrants and the preemptive rights granted to Elutions in the Investment Agreement. The Company has agreed in the Investment Agreement to present a proposal for the approval of these provisions to the stockholders at the Company's 2014 annual meeting of stockholders, currently scheduled for June 2014.

The Investment Agreement contains a number of agreements and covenants, including (i) certain affirmative and negative covenants relating to the Note applicable to the Company and its subsidiaries, (ii) an agreement of the Company to assign to Elutions certain customer contracts obtained jointly with Elutions if a competitor acquires control of the Company, (iii) confidentiality restrictions applicable to both parties, (iv) a standstill agreement of Elutions, (v) an agreement of the parties to negotiate in good faith for the purchase by Elutions of additional shares of Common Stock equal to 6.5% of outstanding shares from the Company or in open market purchases if Elutions then owns or is vested with the right to acquire 38.5% of the shares of Common Stock then outstanding, subject to any applicable stockholder approval requirements, (vi) the grant of a right of first offer to Elutions to loan funds to the Company in the future if the Company intends to incur or assume indebtedness, subject to a number of exceptions, (vii) a grant of pre-emptive rights to Elutions with respect to future issuances and sales of equity securities by the Company, subject to a number of exceptions, (viii) the right of Elutions to designate one member of the Board of Directors of the Company if it meets certain ownership thresholds, and (ix) restrictions on transfers of the acquired securities. Under the Investment Agreement, the parties will enter into a Registration Rights Agreement at Closing pursuant to which Elutions will be granted certain piggyback and shelf registration rights with respect to the resale of shares of Common Stock.

The Note to be issued at Closing by the Company's subsidiary, Cartesian Limited, in the aggregate original principal amount of US$3,268,664, bears interest at the rate of 7.825% per year, payable monthly, and matures in five years. The Note may be called by the holder at any time and may be prepaid by Cartesian Limited after 18 months if the trading price of the Company's common stock exceeds $5.50 per share for a specified period of time and may be prepaid by Cartesian Limited at any time after 30 months. The obligations of Cartesian Limited under the Note will be guaranteed by the Company and will be secured by certain assets relating to client contracts involving Elutions. Amounts outstanding under the Note may be applied to the exercise price of the Company's Common Stock under the Tracking Warrant. Upon occurrence of an event of default, the Note would bear interest at 9.825% per year and could be declared immediately due and payable.

Under the Tracking Warrant to be issued to Elutions at the Closing, Elutions may acquire 996,544 shares of Common Stock of the Company for $3.28 per share at any time and from time to time within six years after the issuance of the Tracking Warrant. The Company may require Elutions to exercise or forfeit the Tracking Warrant at any time (i) after 18 months if the trading price of the Company's common stock exceeds $5.50 per share for a specified period of time and the Company meets certain cash and working capital thresholds and (ii) after 30 months if the Company meets certain cash and working capital thresholds. To the extent amounts are outstanding under the Note, Elutions and the Company (if the Company is requiring exercise of the Tracking Warrant by Elutions as described above) may offset such amounts against the exercise price for shares of Common Stock acquired under the Tracking Warrant.

Under the Incentive Warrant to be issued to Elutions at Closing, Elutions can earn the right to purchase up to 3,400,000 shares of Common Stock of the Company at prices ranging from $3.85 per share to $4.85 per share based on the Company's financial results as described below. The Incentive Warrant expires six years after the date of issuance. The right to acquire shares pursuant to the Warrant may be earned by Elutions based upon certain revenues or cash received by the Company under customer contracts acquired jointly with Elutions through a five year period after the date of issuance of the Incentive Warrant. The number of shares of Common Stock that may be acquired under the Incentive Warrant is determined by dividing four percent of such revenues and cash recognized or received by the Company in each year during the five year period by the warrant exercise price per share for that year. In addition, the right to acquire shares may vest at the end of the five-year period for contracts that have been signed and with respect to which revenues are expected to be earned or cash is expected to be received after the end of the five-year period. The exercise price increases $0.25 per year for shares earned in each year of the five-year period and is payable in cash, provided that Elutions has the right to utilize a cashless exercise procedure to acquire shares of Common Stock under the Incentive Warrant for a limited period of time each year after the right to acquire such shares vests. Any shares utilized to exercise such cashless exercise right will not reduce the maximum number of shares that may be earned and acquired under the Incentive Warrant.

Each of the Warrants has economic anti-dilution protection provisions which provide for adjustments in the Warrants in the event of issuances or deemed issuances of shares of Common Stock by the Company at a price less than market price at the time of issuance, subject to a number of exceptions. Each of the Warrants also permits Elutions (subject to certain exceptions) to purchase shares in future equity offerings made by the Company on a pro rata basis to all stockholders, with such participation right based upon the maximum number of shares that may be purchased under the Warrant.

The Closing is subject to satisfaction of customary closing conditions under the Investment Agreement. The Investment Agreement may be terminated prior to Closing upon the mutual consent of the parties, upon material breach of a party causing a failure of a condition to Closing, or by any party not responsible for delay of Closing if the Closing has not occurred by April 1, 2014.

The foregoing description of the Investment Agreement and the various exhibits to the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement and such exhibits incorporated by reference herein as Exhibit 10.1.

Amendment No. 1 to Amended and Restated Rights Agreement

On February 25, 2014, the Company entered into an Amendment No. 1 ("Amendment No. 1") to the Amended and Restated Rights Agreement, dated as of July 19, 2010, by and between the Company and Computershare Trust Company, N.A. ("Rights Agreement"). Under Amendment No. 1, Elutions and certain related persons will not trigger the rights under the Rights Agreement as a result of beneficial ownership of securities acquired pursuant to the Investment Agreement, provided that such persons and entities do not beneficially own in the aggregate additional shares of Common Stock equal to or exceeding one and one-half percent (1½%) of the shares of outstanding Common Stock and the persons and entities subject thereto do not materially violate the provisions of the standstill included in the Investment Agreement. In addition, Amendment No. 1 extended the final expiration date of the Rights Agreement from March 27, 2018 to February 23, 2024.

The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1 incorporated by reference herein as Exhibit 4.1.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities.

Pursuant to the Investment Agreement, at the Closing, (a) the Company will issue and sell 609,756 shares of Common Stock to Elutions at a price of $3.28 per share, for an aggregate purchase price of $2,000,000, (b) the Company's subsidiary, Cartesian Limited, will issue the Note to Elutions – Europe in an aggregate original principal amount of US$3,268,664, payable in equivalent Great Britain Pounds Sterling, and the Company will issue to Elutions the Tracking Warrant to purchase 996,544 shares of Common Stock of the Company for $3.28 per share, and (c) the Company will issue to Elutions the Incentive Warrant pursuant to which Elutions can earn the right to purchase up to 3,400,000 shares of Common Stock of the Company at prices ranging from $3.85 per share to $4.85 per share based on the Company's financial results related to customer contracts obtained jointly by the Company and Elutions.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference. The terms of exercise and conversion of the instruments and securities to be issued by the Company are described in Item 1.01 of this report.

The issuance of shares of Common Stock and other securities will not be registered under the Securities Act of 1933, as amended ("Securities Act"), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering. The securities will be issued to two accredited investors in a private transaction in which the investors have agreed to customary restrictions on resale. Under the Registration Rights Agreement attached as Exhibit C to the Investment Agreement, the Company has obligations to register for resale the shares of Common Stock issued under the Investment Agreement and the Warrants.

Item 3.03         Material Modification to Rights of Security Holders.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.

Item 7.01         Regulation FD

On February 25, 2014, the Company issued a press release announcing its entry into the Investment Agreement and the proposed transaction with Elutions, Inc. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth in such filing.

Item 8.01         Other Information

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein that concern the Company or its management's intentions, expectations, or predictions of future performance. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the Company's ability to successfully complete and implement the proposed strategic relationship; the Company's ability to close the transactions contemplated by the Investment Agreement; the conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this Form 8-K and in the Company's filings with the Securities and Exchange Commission ("SEC"), including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2012 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this Form 8-K speak only as of the date of this Form 8-K. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

Where to Find Additional Information

The Company plans to file with the SEC a proxy statement for its 2014 annual meeting of stockholders that will include a proposal relating to the proposed transaction with Elutions, Inc. ("Annual Meeting Proxy Statement"). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed transaction with Elutions, Inc. and related matters. Investors and stockholders are urged to read the Annual Meeting Proxy Statement carefully when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.tmng.com or by directing a written request to: The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed approval of certain agreements and transactions with Elutions, Inc. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 29, 2013, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC, which are available free of charge as described in the preceding paragraph. The Company will provide more information about these potential participants in the Annual Meeting Proxy Statement and other relevant documents which may be filed with the SEC.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the documents referenced below as exhibits to this Form 8-K. The documents include agreements to which the Company is a party or has a beneficial interest. The agreements have been filed to provide investors with information regarding their respective terms. The agreements are not intended to provide any other factual information about the Company or its business or operations. In particular, the assertions embodied in any representations, warranties and covenants contained in the agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to investors and may be qualified by information in confidential disclosure schedules that may not be included with the exhibits. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the agreements. Moreover, certain representations, warranties and covenants in the agreements may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the respective agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements as characterizations of the actual state of facts about the Company or its business or operations on the date hereof.

Exhibit No.	Description

4.1	Amendment No. 1, dated February 25, 2014, to the Amended and Restated Rights Agreement, dated as of July 19, 2010, by and between the Company and Computershare Trust Company, N.A.

10.1	Investment Agreement dated February 25, 2014 between The Management Network Group, Inc. and Elutions, Inc.

99.1	Press Release dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb
Chief Executive Officer, President and Chief Financial Officer

Date: February 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1, dated February 25, 2014, to the Amended and Restated Rights Agreement, dated as of July 19, 2010, by and between the Company and Computershare Trust Company, N.A.

10.1	Investment Agreement dated February 25, 2014 between The Management Network Group, Inc. and Elutions, Inc.

99.1	Press Release dated February 25, 2014.